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                                                                    EXHIBIT 99.2

                       NOTICE OF GUARANTEED DELIVERY FOR
                       BENEDEK COMMUNICATIONS CORPORATION

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer relating to the 11 1/2% Senior Exchangeable Preferred Stock of Benedek Communications Corporation (the 'Company') made pursuant to the
Prospectus, dated            , 1998 (the 'Prospectus'), if certificates for
shares of Existing Exchangeable Preferred Stock of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 pm, New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by mail, facsimile transmission, hand or overnight delivery to IBJ Schroder Bank & Trust Company (the 'Exchange Agent') as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender shares of Existing Exchangeable Preferred Stock pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the shares of Existing Exchangeable Preferred Stock (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 pm, New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

Delivery to:   IBJ Schroder Bank & Trust Company, Exchange Agent

                                    By Mail:
                       IBJ Schroder Bank & Trust Company
                                  P.O. Box 84
                             Bowling Green Station
                            New York, NY 10274-0084
                Attention: Reorganization Operations Department

                                 By Facsimile:
                       IBJ Schroder Bank & Trust Company
                Attention: Reorganization Operations Department
                         Facsimile No.: (212) 858-2611

                         By Hand or Overnight Delivery:
                       IBJ Schroder Bank & Trust Company
                                One State Street
                               New York, NY 10004
          Attention: Securities Transfer Window, Subcellar One (SC-1)

   For information or to confirm facsimile transmission call: (212) 858-2103

     Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute valid delivery.


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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the number of shares of Existing Exchangeable Preferred Stock set forth below, pursuant to the guaranteed delivery procedure described in 'The Exchange Offer -- Guaranteed Delivery Procedures' section of the Prospectus.

Number of Shares of Existing Exchangeable Preferred Stock Tendered:*
__________________________________________


Certificate Nos. (if available):
__________________________________________                If shares of Existing Exchangeable Preferred Stock will
                                                          be delivered by book-entry transfer to The Depositary
                                                          Trust Company, provide account number.
Total Number of Shares Represented
by Existing Exchangeable Preferred Stock Certificate(s):
__________________________________________                Account Number ________________________________________
_____________

*  Must be in denominations of 100 shares and any integral multiple thereof.

                                       2


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ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH
OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                PLEASE SIGN HERE

X _______________________________________________________________________   __________________________________

X _______________________________________________________________________   __________________________________
                        Signature(s) of Owner(s)                                           Date
                         or Authorized Signatory


     Area Code and Telephone Number: _________________________________________________________________________


     Must be signed by the holder(s) of the shares of Existing Exchangeable Preferred Stock as their name(s) appear(s) on certificates for shares of Existing Exchangeable Preferred Stock or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                 PLEASE PRINT NAME(S), CAPACITY AND ADDRESS(ES)

Name(s):       _________________________________________________________________
               _________________________________________________________________
               _________________________________________________________________
Capacity:      _________________________________________________________________
               _________________________________________________________________
               _________________________________________________________________
Address(es):   _________________________________________________________________
               _________________________________________________________________
               _________________________________________________________________

                                       3


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                                   GUARANTEE

     The undersigned, an Eligible Institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the certificates representing the number of shares of Existing Exchangeable Preferred Stock tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such shares of Existing Exchangeable Preferred Stock into the Exchange Agent's account at The Depositary Trust Company pursuant to the procedures set forth in 'The Exchange
Offer -- Guaranteed Delivery Procedures' section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at one of the addresses set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.

_____________________________________    ______________________________________
           Name of Firm                           Authorized Signature
_____________________________________    ______________________________________
             Address                                      Title
_____________________________________    Name: ________________________________
            Zip Code                              (Please Type or Print)

Area Code and Tel. No.: _____________    Dated: _______________________________


NOTE: DO NOT SEND CERTIFICATES FOR SHARES OF EXISTING EXCHANGEABLE PREFERRED
      STOCK WITH THIS FORM. CERTIFICATES FOR SHARES OF EXISTING EXCHANGEABLE PREFERRED STOCK SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                       4



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